                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2003

                                 Citigroup Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                    1-9924                             52-1568099
---------------           ----------------                   -------------------
(State or other             (Commission                         (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)

      399 Park Avenue, New York, New York                          10043
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 559-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits:

Exhibit No.                                Description
-----------                                -----------
  1.01            Terms Agreement, dated October 24, 2003, among the Company and the underwriters named therein, relating to the offer and sale of the Company's 0.800% Notes due October 30, 2008.

  4.01            Form of DTC Global Note for the Company's 0.800% Notes due
                  October 30, 2008.

  4.02            Form of International Global Note for the Company's 0.800%
                  Notes due October 30, 2008.

  4.03            Agency Agreement, dated October 30, 2003, among the Company,
                  Citibank, N.A. and Dexia Banque Internationale a Luxembourg,
                  Societe Anonyme.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2003                          CITIGROUP INC.

                                             By: /s/ Guy R. Whittaker
                                                 -------------------------------
                                                 Guy R. Whittaker
                                                 Treasurer

                                       3